UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 362-1200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On August 6, 2018, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its financial results for the second fiscal quarter of 2018.

Item 8.01.Other Events.

Business Name Change

On August 6, 2018, Sun Hydraulics Corporation announced that it had adopted Helios Technologies as its business name (“Helios” or the “Company”).  Sun Hydraulics, LLC, a newly-formed Florida limited liability company that holds the historical net operating assets of the Sun Hydraulics brand entities, along with the previously acquired Enovation Controls, LLC and Faster S.p.A. are the wholly-owned operating subsidiaries of Helios Technologies under the new holding company name.  Shares of Helios Technologies will continue to trade on the Nasdaq Global Market as SNHY.

Acquisition of Custom Fluidpower Pty Ltd

On August 1, 2018, the Company acquired all of the outstanding equity interests of Custom Fluidpower Pty Ltd (“Custom Fluidpower”), an Australian proprietary limited liability company and leading provider of hydraulic, pneumatic, electronic and instrumentation solutions. The acquisition was completed pursuant to a Share Sale Agreement among the Company and the shareholders of Custom Fluidpower.

Consideration paid at closing totaled approximately 35 million Australian dollars, approximately $25.9 million, and included 333,065 shares of the Company’s common stock and cash of approximately 12.6 million Australian dollars, approximately $9.3 million. The cash consideration was funded with borrowings on the Company’s credit facility.

The shares issued were considered exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D and Regulation S, promulgated thereunder.

The Company determined the acquisition of Custom Fluidpower was not a significant acquisition under Rule 3-05 of Regulation S-X.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release announcing financial results for the second fiscal quarter of 2018.
99.2	Press release announcing the adoption of the business name Helios Technologies.
99.3	Press release announcing the acquisition of Custom Fluidpower.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

Dated: August 6, 2018	By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)

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